EXHIBIT 4.3

NUMBER ZC	SHARES
COMMON STOCK
CUSIP 98956P 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NY
ZIMMER HOLDINGS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	SPECIMEN

IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
Zimmer Holdings, Inc. (hereinafter called the “Corporation”), transferable on the books of said Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the seal of said Corporation and the signatures of its duly authorized officers.
Dated

J. Raymond Elliott	Chad F. Phipps
PRESIDENT AND CHIEF EXECUTIVE OFFICER	SECRETARY

Countersigned and Registered:

THE BANK OF NEW YORK

Transfer Agent and Registrar
By:
Authorized Signature

ZIMMER HOLDINGS, INC.
          ZIMMER HOLDINGS, INC. WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS AND THE POWERS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF EACH CLASS OF STOCK OR SERIES THEREOF SET FORTH IN THE CERTIFICATE OF INCORPORATION, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.
          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT —
TEN ENT -	as tenants by the entireties	Custodian...........................
JT TEN -	as joint tenants with right of survivorship and not as tenants in common	(Cust) (Minor) under Uniform Gifts to Minors Act

(State)
          Additional abbreviations may also be used though not in the above list.
          FOR VALUE RECEIVED, ____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE	PLEASE INSERT TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE
Name

Street

SHARES

City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE	PLEASE INSERT TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE
Name

Street

SHARES

City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE	PLEASE INSERT TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE
Name

Street

SHARES

City, State and Zip Code

OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED, _____________________________
X____________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
SIGNATURE(S) GUARANTEED:
By______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.